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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 21, 2002
(Date of earliest event reported)

THE IMMUNE RESPONSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18006	33-0255679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5935 Darwin Court, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (760) 431-7080

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On February 20, 2002, The Immune Response Corporation and Computershare Trust Company, Inc. (successor agent to Harris Trust and Savings Bank, which was successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) ("Computershare"), amended ("Amendment No. 3") the Rights Agreement dated as of February 26, 1992, as amended by Amendment No. 1 dated as of April 17, 1997 and Amendment No. 2 dated as of December 20, 2001, between The Immune Response Corporation and Computershare, as Rights Agent (the "Rights Agreement"). Capitalized terms not defined herein shall have the meanings as set forth in the Rights Agreement. Amendment No. 3 extends the Final Expiration Date from February 26, 2002 until February 26, 2012.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (C)
  EXHIBITS

  4.1
  Form of Rights Agreement dated as of February 26, 1992 between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

  4.2
  Amendment No. 1 to Rights Agreement dated as of April 17, 1997, between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent. (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

  4.3
  Amendment No. 2 to Rights Agreement dated as of December 20, 2001, between The Immune Response Corporation, Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Trust Company, Inc. as successor Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

  4.4
  Amendment No. 3 to Rights Agreement dated as of February 20, 2002, between The Immune Response Corporation and Computershare Trust Company, Inc. (successor agent to Harris Trust and Savings Bank, which was successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) (filed as Exhibit 4.4 to Amendment No. 2 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: February 21, 2002

THE IMMUNE RESPONSE CORPORATION

By	/s/ HOWARD SAMPSON Howard Sampson Vice President, Finance Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1
Form of Rights Agreement dated as of February 26, 1992 between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).
4.2
Amendment No. 1 to Rights Agreement dated as of April 17, 1997, between The Immune Response Corporation and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent. (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).
4.3
Amendment No. 2 to Rights Agreement dated as of December 20, 2001, between The Immune Response Corporation, Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Trust Company, Inc. as successor Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).
4.4
Amendment No. 3 to Rights Agreement dated as of February 20, 2002, between The Immune Response Corporation and Computershare Trust Company, Inc. (successor agent to Harris Trust and Savings Bank, which was successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) (filed as Exhibit 4.4 to Amendment No. 2 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18006) and incorporated herein by reference).

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FORM 8-K
SIGNATURE
EXHIBIT INDEX